                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)     April 30, 2000
                                                           --------------



                          JAMES RIVER BANKSHARES, INC.
            (Exact Name of registrant as specified in its charter)


           Virginia               0-26314         54-1740210
----------------------------------------------------------------
(State or other jurisdiction    (Commission   (I.R.S. Employer
       of incorporation)        File Number)  Identification No.)



   1514 Holland Road, Suffolk, Virginia                 23434
----------------------------------------------------------------
  (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code       (757) 934-8100
                                                  ---------------------



                                      N/A
       -----------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 2. - Acquisition or Disposition of Assets

  Effective April 30, 2000, James River Bankshares, Inc. ("Company") discontinued the operations of Mortgage Company of James River, Inc. ("MCJR"), an indirect wholly owned subsidiary of the Company. MCJR was the entity through which the Company conducted its residential mortgage banking operations. MCJR was organized in the fourth quarter of 1998 and began operations in January 1999. The Company will no longer conduct any residential mortgage banking business. Pro forma financial information regarding MCJR is included in Item 7 of this Form 8-K.

Item 7. - Financial Statements and Exhibits

  (a) Financial Statements of businesses acquired.  - Not Applicable.

  (b) Pro forma financial information.

  During the first quarter of 2000, the board of directors of James River Bankshares, Inc. ("the Company") voted to suspend operations of Mortgage Company of James River, Inc. ("MCJR"). MCJR was established in the fourth quarter of 1998 and began operations in January 1999. At December 31, 1999, MCJR had total assets of $768 thousand and total liabilities of $88 thousand. The assets consisted primarily of cash and fixed assets. Unaudited pro forma financial statements as of and for the year ended December 31, 1999 based upon the Company's audited financial statements as reported in the Company's Form 10-K for that period are presented below.



                                          JAMES RIVER BANKSHARES, INC.
                                UNAUDITED PRO FORMA CONSOLIDATING BALANCE SHEET
                                               December 31, 1999

                                                                                      Pro forma
                                                                      Historical     Adjustments
                                                                        As Of      for Disposal of     Pro forma
                                                                     December 31,      Mortgage           as
                              ASSETS                                     1999          Company         Adjusted
                                                                     ------------  ----------------    ---------

Cash and cash equivalents                                                $ 19,824            $ 238      $ 20,062
Investment securities                                                     115,747                -       115,747
Loans, net of allowance for loan loss                                     328,856             (345)      328,511
Premises and equipment                                                     10,995              (28)       10,967
Other assets                                                               11,942               47        11,989
                                                                         --------            -----      --------
     Total Assets                                                        $487,364            $ (88)     $487,276
                                                                         ========            =====      ========

                              LIABILITIES AND SHAREHOLDERS EQUITY

Deposits                                                                 $418,020            $   -      $418,020
Short-term borrowings                                                       4,561                -         4,561
Long-term borrowings                                                       11,000                -        11,000
Other liabilities                                                           2,785              (88)        2,697
                                                                         --------            -----      --------
     Total Liabilities                                                    436,366              (88)      436,278

Shareholders equity                                                        50,998                -        50,998
                                                                         --------            -----      --------
     Total Liabilities and Shareholders Equity                           $487,364            $ (88)     $487,276
                                                                         ========            =====      ========

                                         JAMES RIVER BANKSHARES, INC.
                             UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                                               December 31, 1999

                                                                                     Pro forma
                                                                     Historical     Adjustments
                                                                       As Of      for Disposal of     Pro forma
                                                                    December 31,      Mortgage           as
                                                                        1999          Company         Adjusted
                                                                    ------------  ----------------    ---------

Interest Income                                                          $36,204          $   (32)      $36,172
Interest Expense                                                          15,749              (22)       15,727
                                                                         -------          -------       -------
Net Interest Income                                                       20,455              (10)       20,445
  Provision for Loan Losses                                                  670                -           670
                                                                         -------          -------       -------
Net Interest Income after Provision                                       19,785              (10)       19,775
Non-Interest Income                                                        3,087             (276)        2,811
Non-Interest Expense                                                      16,977           (1,102)       15,875
                                                                         -------          -------       -------
Income Before Income Taxes                                                 5,895              816         6,711
  Provision for Income Taxes                                               1,591              309         1,900
                                                                         -------          -------       -------
Net Income                                                               $ 4,304          $   507       $ 4,811
                                                                         =======          =======       =======

Earnings per Common Share:
  Basic                                                                  $  0.94          $  0.11       $  1.05
  Diluted                                                                $  0.94          $  0.11       $  1.05


     The unaudited pro forma balance sheet presents the financial position of the Company as if the disposition of MCJR occurred on December 31, 1999, and reflects the elimination of MCJR assets and liabilities upon disposal, consisting primarily of cash transfers to the Company, a fixed asset write-down and loan sales.

The unaudited pro forma statement of income presents the results of operations for the year ended December 31, 1999 from continuing operations as if the disposition of MCJR occurred on December 31, 1999. This statement reflects the elimination of the results of operations of MCJR for the stated period and an adjustment of income taxes.

  As of March 31, 2000, the Company has booked an estimated charge for disposal of approximately $128 thousand, after-tax. These costs are not reflected in the financial information presented above. The disposal costs are estimates and are subject to change. Changes in estimates will be accounted for prospectively and included in income (loss) from discontinued operations in the Company's consolidated financial statements for the year ended December 31, 2000.

  (c)  Exhibits - Not Applicable.

                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            JAMES RIVER BANKSHARES, INC.



Date:  May 9, 2000          By   /s/ Harold U. Blythe
                                 --------------------
                                 Harold U. Blythe, President
                                 and Chief Executive Officer